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                                                                 EXHIBIT 10.12

               CUSTODY AGREEMENT AND IRREVOCABLE POWER OF ATTORNEY



Edward C. Ross/Stuart M. Goldstein
4 Henry Street
Commack, New York  11725

Gentlemen:

        U.S. Golf & Entertainment Inc., a Delaware corporation (the "Company"), has filed a Registration Statement with the Securities and Exchange Commission ("SEC") to register for sale (the "IPO") to the public under the Securities Act of 1933, as amended (the "Offering"), up to 1,265,000 shares of Common Stock owned by the Company and up to 700,000 shares of the Company's Common Stock (the "Common Stock"), to be issued by the undersigned and the other persons listed on Annex A hereto.

I.      Appointment As Custodian.

        There are delivered herewith to you as Custodian a certificate or certificates for _____________ shares of the Company's Common Stock, $.001 par value per share (the "Shares"). Each such certificate so delivered is in negotiable and proper deliverable form accompanied by a duly executed stock power or powers (which may be in the form of Annex B attached hereto), bearing the signature of the undersigned endorsed thereon and guaranteed by a commercial bank or trust company or by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. These certificates are hereby deposited with you to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement/Irrevocable Power of Attorney.

        Simultaneously with my execution of this Agreement, persons owning a total of __________ shares of Common Stock ("Other Selling Stockholders") are signing identical agreements (all such agreements called "Agreements").

        At your expense, the undersigned agrees to deliver to you such additional documentation as you or the Company (or any broker) may reasonably request to effectuate or confirm compliance with any of the provisions hereof.

        If the Shares have not been sold prior to a date which is the earlier of
(i) eighteen (18) months after the effective date of the Registration Statement relating to the IPO or (ii) such time as all of the shares held by you and all of the Other Selling Stockholders are released from lock-up by First United Equities Corporation, the underwriter of the Offering (the "Termination Date") then, upon the written request of the undersigned to you on or after that date, you are to return to the undersigned the certificates for the Shares deposited with you for the purposes of this Custody Agreement, together with any stock powers delivered with the certificates, as the case may be.

II.     Irrevocable Appointment as Attorneys; Powers

        The undersigned hereby irrevocably constitutes and appoints Edward C. Ross and Stuart M. Goldstein, acting jointly, the true and lawful attorneys-in-fact (the "Attorneys") of the undersigned up to and through the Termination Date, with full power in the name of, for and on behalf of the undersigned with respect to all matters arising in connection with the sale of the Shares by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

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               (1) To sell, assign, transfer and deliver up to the number of
Shares set forth herein at a sale price which provides the undersigned with net proceeds of $2.90 per Share and which provides for proceeds in excess of $2.90 per Share to be delivered to the Company;

               (2) For the purpose of effecting such sale, to negotiate, enter into, execute, deliver such agreements and perform such actions and to determine when, how many and which of the Shares shall be sold;

               (3) To endorse, transfer and deliver the certificates for the Shares to the Company's transfer agent or to any broker involved in effecting the sale of the Shares and to give such orders and instructions with respect to
(i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates are to be issued and the denominations thereof), (ii) the delivery of the certificates for the Shares against receipt by you of the purchase price to be paid therefor, (iii) the return to you, on behalf of the undersigned, of new certificates representing the number of shares of Common Stock, if any, represented by certificates deposited with you which are in excess of the number of Shares sold, (iv) the deposit by you of the proceeds of $2.90 per Share in a non-interest bearing escrow account and the distribution of all monies deposited therein pursuant to the Agreements on a periodic basis of at least every 90 days to the undersigned and to all of the Other Selling Stockholders, such distribution to be proportional to the undersigned and the Other Selling Stockholders based upon the percentage obtained by dividing the shares of Common Stock deposited with you by each person with total number of Shares deposited with you by the undersigned and the Other Selling Stockholders, it being the intention that each person depositing Shares with you will receive their equitable proportion of the total proceeds received from the sale of all Shares, up to a maximum of $2.90 per share, regardless of whether their particular shares are sold pursuant to the Agreements, and (v) the delivery to the Company of the proceeds in excess of $2.90 per share from the sale of the Shares.

               (4) To make the representations and warranties and enter into the agreements on behalf of the undersigned and to execute such certificate or certificates on behalf of the undersigned as may be required in order to confirm the accuracy of the representations and warranties contained herein;

               (5) To pay the undersigned's proportionate share of any necessary and appropriate expenses in connection with the sale of the Shares (the source of payment of such expenses being funds from the proceeds of the sale of the Shares);

               (6) To give any necessary approvals on behalf of the undersigned to the Registration Statement and any amendments thereto or the Prospectus and, if applicable, to advise the SEC on behalf of the undersigned that such person is aware (i) that the SEC's staff has made summary, cursory or no review of the Registration Statement, as applicable; and (ii) that such review or lack thereof may not be relied upon in any degree to indicate that the Registration Statement is true, complete or accurate;

               (7) To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein which counsel shall be Ruskin, Moscou, Evans & Faltischek, P.C.;

               (8) To make, execute, acknowledge and deliver all such other contracts, stock powers, waivers, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including, without limitation, requests for the acceleration of the effectiveness of the Registration Statement and other communications to the SEC and other regulatory authorities, and in general to do all things and to take all actions which you may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares, collection of Funds and distribution of Funds as fully as could the undersigned if personally present and acting;

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               (9) To make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

               (10) If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Shares, or a stock power and powers attached to such certificate or certificates.

        The Attorneys are hereby empowered to determine in their sole discretion the time or times at which, and purpose for and manner in which, any power herein conferred upon them shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by them pursuant hereto.

        All representations, warranties and agreements of the undersigned set forth herein are true and correct and will survive the delivery of and payment for the Shares.

        Under the terms of the Power of Attorney, the authority conferred hereby is an agency coupled with an interest and is irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. The obligations of the undersigned will remain in full force and effect until the Termination Date and, to the extent provided herein, after such date. Accordingly, the certificates deposited with you hereunder and your authority hereunder are irrevocable and are not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If such death, incapacity, termination, dissolution, liquidation or other event should occur before the delivery of the Shares to be sold by the undersigned, certificates for such Shares shall be delivered by you on behalf of the undersigned and action taken by you pursuant to this Agreement shall be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not you shall have received notice of it.

        Until payment of the purchase price for the Shares to be sold has been made to you, the undersigned shall remain the owner of such Shares and shall have the right to vote the Shares represented by the certificates deposited with you hereunder and to receive all dividends and distributions thereon.

        You shall be entitled to rely and shall be protected in acting or refraining from acting upon any statement, request, notice or instructions respecting this Agreement given to you on behalf of the undersigned.

        It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the Shares represented thereby in accordance with the provisions of this Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

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III.    Representations, Warranties and Agreements

        (a) The undersigned hereby represents, warrants and agrees with the Company and Ruskin, Moscou, Evans & Faltischek, P.C., counsel to the Company, and the Other Selling Stockholders that:

              (i) I am the lawful owner of the Shares and has and will have, on the date such Shares are sold, good title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

              (ii) Upon delivery of and payment to you of at least $2.90 for each Share, good title to such Shares will pass to the purchaser, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

              (iii) I have, and on the date the Shares are sold by you, I will have, full legal right, power and authority to sell, assign, transfer and deliver such Shares, in the manner provided herein and therein, this Agreement has been duly authorized, executed and delivered by me and is my valid and binding agreement enforceable in accordance with its terms.

              (iv) I have not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company.

              (v) Such parts of the Registration Statement, comprised of the table and notes thereto under the caption "Principal and Selling Stockholders" which specifically relate to me do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

        (b) I have carefully reviewed the preliminary prospectus in the form contained in the Registration Statement (the "Preliminary Prospectus") and will carefully review the final Registration Statement and the related prospectus upon receipt thereof from the Company and will promptly advise the Company in writing if:

              (i) The name and/or address of the undersigned (if required to be disclosed) is not properly set forth in such documents;

              (ii) In addition to the matters set forth in the Preliminary Prospectus, (A) either the undersigned or any associate of the undersigned has an interest adverse to the Company in any pending legal proceeding, (B) either the undersigned or any associate of the undersigned is a party to any contract, arrangement or understanding with the Company, except a contract which has been disclosed and the material terms of which have been fully and accurately described in the Preliminary Prospectus, (C) the undersigned has any information pertaining to underwriting compensation and arrangements or any dealings between any "underwriter or related persons", "member" of the National Association of Securities Dealers, Incorporated ("NASD") or a "person associated with a member" and the Company or any controlling stockholder thereof since the beginning of the Company's last fiscal year, other than information relating to the proposed Underwriting Agreement, or (D) the undersigned is a member of the NASD, a person associated with a member of the NASD or an underwriter or related person with respect to the proposed offering;

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              (iii) The undersigned knows of or becomes aware of any reason due to which the undersigned cannot represent and warrant that all information relating to the undersigned in the Registration Statement or the Prospectus or any Preliminary Prospectus or amendment thereto is true and complete, except that these representations and warranties do not apply to statements or omissions in the Preliminary Prospectus and the Prospectus or any amendments or supplements thereto based upon information furnished to the Company in writing by any of the Underwriters specifically for use therein; or

              (iv) In addition to arrangements described in the Preliminary Prospectus, the undersigned knows of or discovers any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of shares of the Company's Common Stock during the period of the public distribution, (B) to stabilize the market for the Common Stock of the Company, or (C) to withhold commissions, or otherwise to hold the Underwriters or anyone else responsible for the distribution of his participation.

        The Attorneys may consider that there has not been any such development unless advised to the contrary.

        (c) Except as set forth below, neither the undersigned nor, to the knowledge of the undersigned, any associate of the undersigned, is affiliated with any firm directly or indirectly engaged in the securities business as a broker or dealer or underwriter, as an employee acting in any capacity including that of an officer or registered representative, as a director or partner, or as an equity investor or debt investor, other than debt arising as a result of trading activities. (One need not include or disclose investments in publicly held corporations which in turn have investments in firms in the securities business if one's investment in the publicly held corporation is of the same class of security as is publicly held, and does not exceed 5% of such class.)

        (d) The undersigned will furnish to the Representatives a properly completed and executed Form W-9 prior to the First Closing Date.

        It is understood that you will act as custodian and exercise your Power of Attorney without compensation.

        If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

        The Attorneys, and any of them, shall be entitled to rely, and shall be protected in acting or refraining from acting, upon any representation, warranty, agreement, statement, request, notice or instruction respecting this Power of Attorney given by the undersigned, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.


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        The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, Ruskin, Moscou, Evans & Faltischek, P.C. for purposes of the opinions.

        It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) representing the undersigned's Shares deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys (in such capacity) make no representations with respect to, and shall have no responsibility for, the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence, bad faith or willful misconduct. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence, bad faith or willful misconduct. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

        This Agreement shall be governed by the laws of the State of New York.

Dated:  ____________, 1996

                                  Very truly yours,



                                  Name:_________________________________________

                                  Address:______________________________________

                                          ______________________________________


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     Instruction:  Indicate how you wish to receive payment for the Shares sold:

                                MANNER OF PAYMENT

     The undersigned requests that payment for the Shares to be sold by the undersigned pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

                              BANK CHECK in next day funds made payable to the order of:

                              _______________________________

                              to be sent to the following
                              address:

                              _______________________________

                              _______________________________

                              Telephone #:(___) _____________




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                                     ANNEX B


     Instruction: Date, execute and have your signature guaranteed.* DO NOT fill in the number of Shares.


                                   STOCK POWER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________, _______________________ (___________)
shares of Common Stock, $.001 par value, of U.S. Golf & Entertainment Inc., a Delaware corporation, and does hereby irrevocably constitute and appoint Edward
C. Ross and Stuart M. Goldstein, acting jointly, his Attorneys-in-Fact to transfer said shares on the books of said corporation.


Dated:  ____________, 1996


                                                 _______________________________

                                                 Name



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